Exhibit 10.2

Execution Version

FIRST INCREMENTAL FACILITY AMENDMENT

FIRST INCREMENTAL FACILITY AMENDMENT, dated as of May 29, 2019 (this “Amendment”), by and among LATHAM POOL PRODUCTS, INC., a Delaware corporation (the “Borrower”), LATHAM INTERNATIONAL MANUFACTURING CORP., a Delaware corporation (“Holdings”), the First Amendment Incremental Term Loan Lenders (as defined below), and NOMURA CORPORATE FUNDING AMERICAS, LLC, as administrative agent (acting through one or more sub-agents or designees, in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit and Guaranty Agreement, dated as of December 18, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Holdings, each other subsidiary of Holdings from time to time party thereto, each lender from time to time party thereto (the “Lenders”), the Administrative Agent and the other parties thereto, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, pursuant to and in accordance with Section 2.16 of the Credit Agreement, the Borrower may request the establishment of an Incremental Facility by entering into one or more Incremental Joinders with the additional Lenders party thereto, and may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, as reasonably determined by the Administrative Agent and the Borrower, to effect the provisions of Section 2.16 of the Credit Agreement;

WHEREAS, the Borrower has requested incremental term loans in an aggregate principal amount of $23,000,000 (the “First Amendment Incremental Term Loans”), which shall be made a part of the existing tranche of Initial Term Loans, and the proceeds of which shall be used, together with cash on hand (i) to pay the purchase price, fees, costs and expenses incurred in connection with the transactions contemplated by that certain Share Purchase Agreement in relation to shares in The Narellan Pools group of companies, dated as of May 17, 2019, by and among the Borrower, Christopher Michael Myer, Chris Meyer Investments Pty Ltd ACN 130 610 758, as trustee for the Chris Meyer Family Trust, and Narellan Group Pty Ltd ACN 633 456 149 (the “First Amendment Purchase Agreement”, and the transactions contemplated under the First Amendment Purchase Agreement are hereinafter referred to as the “First Amendment Acquisition”), (ii) to pay fees and expenses incurred in connection with the First Amendment Incremental Term Loans and this Amendment (the “First Amendment Fees and Expenses”; the purchase price, fees, costs and expenses in connection with the First Amendment Acquisition and the First Amendment Fees and Expenses, the “Narellan Costs and Expenses”) and (iii) with any remaining proceeds, after giving effect to payments made pursuant to clauses (i) and (ii), for working capital and other general corporate purposes;

WHEREAS, each financial institution that agrees, on the terms and conditions set forth herein and in the Credit Agreement, to provide a First Amendment Incremental Term Loan on the First Amendment Effective Date (as defined below) (each such financial institution, a “First Amendment Incremental Term Loan Lender” and, collectively, the “First Amendment Incremental Term Loan Lenders”) shall execute and deliver a signature page to this Amendment (a “Lender Addendum”) in the form attached hereto as Exhibit I in its capacity as a First Amendment Incremental Term Loan Lender;

WHEREAS, Holdings, the Borrower, the Administrative Agent and the Lenders party hereto have agreed, upon the terms and subject to the conditions set forth herein, to give effect to the First Amendment Incremental Term Loans and consent to amend the Credit Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.        Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.        First Amendment Incremental Term Loans. Subject to the satisfaction or waiver of the conditions set forth in Section 3 hereof, on the First Amendment Effective Date:

(a)         Each First Amendment Incremental Term Loan Lender, by its execution of its Lender Addendum, agrees to make a First Amendment Incremental Term Loan to the Borrower on the First Amendment Effective Date in a principal amount not to exceed the amount set forth under the heading “First Amendment Incremental Term Loan Commitment” opposite such First Amendment Incremental Term Loan Lender’s name in its Lender Addendum (such commitment, its “First Amendment Incremental Term Loan Commitment”).

(b)         From and after the First Amendment Effective Date, each party hereto agrees that, for all purposes of the Credit Agreement and the other Loan Documents, (i) each First Amendment Incremental Term Loan Lender shall be deemed to be a Term Lender and a Lender if not already a Term Lender and a Lender under the Credit Agreement, and each First Amendment Incremental Term Loan Lender shall be a party to the Credit Agreement and shall have the rights and obligations of a Lender under the Credit Agreement if not already a Lender thereunder and (ii) each First Amendment Incremental Term Loan, when funded, shall be made a part of the existing tranche of Initial Term Loans and shall be deemed to be an Initial Term Loan, a Term Loan and a Loan for all purposes under the Credit Agreement (as amended by this Amendment) and the other Loan Documents, including, but not limited to, the fact that the First Amendment Incremental Term Loans shall bear interest as provided in the Credit Agreement in respect of Initial Term Loans. All First Amendment Incremental Term Loans incurred pursuant to this Amendment will be allocated ratably to each outstanding borrowing of Term Loans that are Eurocurrency Rate Loans under the Credit Agreement for purposes of determining the initial interest rate thereon and Interest Period therefor.

(c)         Any portion of the First Amendment Incremental Term Loans not used to pay the Narellan Costs and Expenses within five (5) Business Days (or such later date as may be agreed to by the First Incremental Term Loan Lenders in their sole discretion) after the funding thereof shall be applied to repay the First Amendment Incremental Term Loans in an aggregate amount equal to such portion of the First Amendment Incremental Term Loans, without any premium or penalty (including, for the avoidance of doubt, Section 2.06(a)(vi) of the Credit Agreement) (which, solely for purposes of this Section 2(c) shall be treated as a separate Class of Initial Term Loans), with such repayment applied pro rata to all scheduled installments thereof, ratably among First Amendment Incremental Term Loan Lenders in accordance with their First Amendment Incremental Term Loan Commitments as set forth in the Credit Agreement, and, solely to the extent the First Amendment Acquisition is not consummated, the First Amendment Incremental Term Loan Lenders shall promptly (and in any event within two (2) Business Days upon receipt of such repayment) reimburse the Borrower for all fees paid in connection therewith (including for the avoidance of doubt any Upfront Fees (as defined in the First Incremental Facility Amendment)).

(d)        Section 1.01 of the Credit Agreement is hereby amended by:

(i)	amending and restated the definition of “Applicable Amortization Percentage” as follows:

“Applicable Amortization Percentage” means:

Quarterly Amortization
Applicable Fiscal Quarter	Percentage
From the fiscal quarter ended June 30,2019 through and including the fiscal quarter ended December 31, 2020	0.62893%

From the fiscal quarter ended March 31, 2021 through the Initial Term Loan Maturity Date	1.25786%

(ii) amending and restating the definition of “Initial Term Loans” as follows:

“Initial Term Loans” means (i) prior to the First Amendment Effective Date, a Term Loan made by an Initial Term Lender pursuant to its Initial Term Commitment and (ii) on and after the First Amendment Effective Date, (x) the Term Loans made on the Closing Date by each Initial Term Loan Lender pursuant to its Initial Term Commitment and (y) the First Amendment Incremental Term Loans made on the First Amendment Effective Date pursuant to the First Incremental Facility Amendment.

(iii) inserting the following definitions in appropriate alphabetical order:

“First Amendment Effective Date” has the meaning provided in the First Incremental Facility Amendment.

“First Amendment Incremental Term Loan Commitments” means, as to each First Amendment Incremental Term Loan Lender, its obligation to make First Amendment Incremental Term Loans on the First Amendment Effective Date in an amount set forth on such First Amendment Incremental Term Loan Lender’s Lender Addendum to the First Incremental Facility Amendment, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate principal amount of the First Amendment Incremental Term Loan Commitments as of the First Amendment Effective Date is $23,000,000.

“First Amendment Incremental Term Loan Lenders” has the meaning provided in the First Incremental Facility Amendment.

“First Amendment Incremental Term Loans” has the meaning provided in the First Incremental Facility Amendment.

“First Incremental Facility Amendment” means the First Incremental Facility Amendment, dated as of May 29, 2019, by and among Holdings, the Borrower, certain Lenders party thereto and the Administrative Agent.

(e)         Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 2.01(a) The Initial Borrowings. (a) The Initial Term Borrowings. (i) Subject to the terms and express conditions set forth herein, each Initial Term Lender made, on the Closing Date, a single loan in Dollars in an aggregate principal amount equal to its Initial Term Commitment and (ii) subject to the terms and express conditions set forth herein and in the First Incremental Facility Amendment, each First Amendment Incremental Term Loan Lender with a First Amendment Incremental Term Loan Commitment as of the First Amendment Effective Date severally agrees to make a First Amendment Incremental Term Loan to the Borrower on the First Amendment Effective Date in Dollars in an aggregate principal amount equal to such First Amendment Incremental Term Loan Lender’s First Amendment Incremental Term Loan Commitment. The aggregate principal amount of the First Amendment Incremental Term Loans made on the First Amendment Effective Date shall be $23,000,000. For the avoidance of doubt, on and after the First Amendment Effective Date the terms of the First Amendment Incremental Term Loans to be made hereunder shall, except to the extent of any upfront fees or original issue discount, which shall be as set forth herein, be the same as the terms of the Initial Term Loans immediately prior to the First Amendment Effective Date, and the First Amendment Incremental Term Loans made on the First Amendment Effective Date and the Initial Term Loans immediately prior to the First Amendment Effective Date shall collectively be the Initial Term Loans hereunder. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Initial Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(f)          Paragraph (b) of Section 2.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) Initial Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Initial Term Lenders: (A) on or prior to the last Business Day of each March, June, September and December that occurs prior to the Initial Term Loan Maturity Date, an aggregate amount equal to the Applicable Amortization Percentage of the initial aggregate principal amount of all Initial Term Loans made after giving effect to the First Incremental Facility Amendment on the First Amendment Effective Date and (B) on the Initial Term Loan Maturity Date, an aggregate amount equal to the aggregate principal amount of all Initial Term Loans outstanding on such date.

SECTION 3.        Conditions to Effectiveness. The effectiveness of the First Amendment Incremental Term Loan Commitments, the funding of the First Amendment Incremental Term Loans and the effectiveness of the amendments to the Credit Agreement set forth herein are each subject to the satisfaction (or waiver by the First Amendment Incremental Term Loan Lenders) of each of the following conditions (the date on which such conditions shall have been so satisfied or waived, the “First Amendment Effective Date”):

(a)         the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by the Borrower, Holdings, the Administrative Agent and each First Amendment Incremental Term Loan Lender;

(b)        on and as of the First Amendment Effective Date, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified), in each case on and as of the First Amendment Effective Date and after giving effect to the First Amendment Incremental Term Loans and the amendments made pursuant to this Amendment on the First Amendment Effective Date (except in the case of any representation and warranty which specifically refers to an earlier date, such representation and warranty shall have been true and correct in all material respects as of such earlier date);

(c)         the Borrower shall have paid all fees and expenses required to be paid by the Borrower to the Administrative Agent and the First Amendment Incremental Term Loan Lenders on or before the First Amendment Effective Date, including the reasonable and documented out-of-pocket expenses of the First Amendment Incremental Term Loan Lenders (limited in the case of legal fees of the First Amendment Incremental Term Loan Lenders to the documented out-of-pocket expenses of a single primary firm of counsel to the First Amendment Incremental Term Loan Lenders) (which fees in respect of the First Amendment Incremental Term Loans may be offset against the loan proceeds funded on the First Amendment Effective Date) (and in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the First Amendment Effective Date (except as otherwise reasonably agreed by the Borrower));

(d)         the Administrative Agent shall have received a certificate dated as of the First Amendment Effective Date and executed by a Responsible Officer of each of the Loan Parties, certifying that attached thereto is a true and complete copy of resolutions or written consents of its board of directors or other relevant governing body or Person, as the case may be, authorizing the execution, delivery and performance of this Amendment and any other Loan Document to which it is a party to be entered into as of the First Amendment Effective Date, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect without amendment, modification or rescission;

(e)         the Administrative Agent shall have received a certificate from the chief financial officer, chief accounting officer or other Responsible Officer of the Borrower attesting to the Solvency of the Borrower and its Restricted Subsidiaries on a consolidated basis after giving effect to this Amendment on the First Amendment Effective Date, substantially in the form of Exhibit L to the Credit Agreement;

(f)          no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or after giving effect to this Amendment and the First Amendment Incremental Term Loans requested to be made on the First Amendment Effective Date;

(g)         the Administrative Agent shall have received an officer’s certificate from a Responsible Officer of Holdings and dated as of the First Amendment Effective Date, certifying that (i) each condition set forth in Sections 3(b) and 3(f) hereof have been satisfied on and as of the First Amendment Effective Date and (ii) the First Amendment Incremental Term Loans comply with the provisions of Section 2.16 of the Credit Agreement (including by stating with specificity whether the First Amendment Incremental Term Loans are being incurred pursuant to clause (a) or clause (e) (or a combination thereof) of the definition of “Incremental Cap”);

(h)         the Administrative Agent shall have received the legal opinion of Goodwin Procter LLP, acting as New York counsel for the Borrower and each other Loan Party, addressed to the Administrative Agent and each Lender and reasonably satisfactory to the Administrative Agent; and

(i)          the Administrative Agent shall have received a Loan Notice relating to the Borrowing of the First Amendment Incremental Term Loans on the First Amendment Effective Date.

SECTION 4.        Fees. The Borrower agrees to pay (or cause to be paid) on the First Amendment Effective Date to each First Amendment Incremental Term Loan Lender, as fee compensation for the funding of such First Amendment Incremental Term Loan Lender’s First Amendment Incremental Term Loan on the First Amendment Effective Date, an upfront fee (or original issue discount) (the “Upfront Fee”) in an amount equal to 3.00% of the stated principal amount of such First Amendment Incremental Term Loan Lender’s First Amendment Incremental Term Loan funded on the First Amendment Effective Date. Such Upfront Fee (i) will be in all respects (x) fully earned, due and payable on, and subject to, the First Amendment Effective Date and (y) non-refundable and non-creditable thereafter and (ii) shall be netted against the First Amendment Incremental Term Loan made by such First Amendment Incremental Term Loan Lender to the Borrower.

SECTION 5.        Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties, including the First Amendment Incremental Term Loans, under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

SECTION 6.        Continuing Effect; No Novation.

(a)         Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or any other Loan Document or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “the Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby on the First Amendment Effective Date. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

(b)         The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document and an Incremental Joinder.

SECTION 7.        Deemed Notice. It is understood and agreed that on and after the First Amendment Effective Date, execution and delivery of this Amendment shall be deemed to satisfy the requirements of Section 2.16 with respect to notice in respect of this Incremental Facility.

SECTION 8.       Amendments; Execution in Counterparts. This Amendment, or any of the terms hereof, may not be amended, supplemented or modified, nor may any provision hereof be waived, except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the First Amendment Incremental Term Loan Lenders. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (including Adobe pdf file) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.        GOVERNING LAW; WAIVER OF JURY TRIAL. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO (EXCEPT THAT, (X) IN THE CASE OF ANY MORTGAGE OR OTHER SECURITY DOCUMENT, PROCEEDINGS MAY ALSO BE BROUGHT BY THE ADMINISTRATIVE AGENT IN THE STATE OR OTHER JURISDICTION IN WHICH THE RESPECTIVE MORTGAGED PROPERTY OR COLLATERAL IS LOCATED OR ANY OTHER RELEVANT JURISDICTION AND (Y) IN THE CASE OF ANY BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDINGS WITH RESPECT TO THE ADMINISTRATIVE AGENT, ANY L/C ISSUER OR ANY OTHER LENDER, ACTIONS OR PROCEEDINGS RELATED TO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN SUCH COURT HOLDING SUCH BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDINGS.

SECTION 10.       WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LATHAM POOL PRODUCTS, INC., as the Borrower

By:	/s/ Scott M. Rajeski
Name: Scott M. Rajeski
Title: Chief Executive Officer, President and Secretary

LATHAM INTERNATIONAL MANUFACTURING CORP., as Holdings

By:	/s/ Scott M. Rajeski
Name: Scott M. Rajeski
Title: Chief Executive Officer, President and Secretary

POOL COVER SPECIALISTS, LLC, as a Subsidiary Guarantor

By:	/s/ Scott M. Rajeski
Name: Scott M. Rajeski
Title: President and Secretary

Signature Page to First Incremental Facility Amendment

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Administrative Agent

By:	/s/ Garrett P. Carpenter
Name: Garrett P. Carpenter
Title: Managing Director

Signature Page to First Incremental Facility Amendment